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                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D. C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15 (d) of the
                                                    Securities Exchange Act of 1934

                                                           November 21, 2003
                                           Date of Report (date of earliest event reported)

                                                        COGNIGEN NETWORKS, INC.
                                        (Exact name of registrant as specified in its charter)

          Colorado                                     0-11730                                84-1089377
(State or other jurisdiction                   (Commission File No.)                        I.R.S. Employer
        of incorporation)                                                                (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington                                            98117
(Address of principal executive offices)                                                     (Zip Code)

                                                   (206) 297-6151
                                         (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

                  None

(b)      Pro Forma Financial Information

                  None

(c)      Exhibits

                  Exhibit 99        News Release issued by Cognigen Networks, Inc. on November 21, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On November 21, 2003, Cognigen Networks,  Inc. issued a news release announcing its unaudited financial results for the three months ended September 30, 2003.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 2003                   COGNIGEN NETWORKS, INC.

                                                     By:        /s/ Gary L. Cook
                                                              Gary L. Cook
                                                                                                                           Senior
                                                              Vice President,
                                                              Chief Financial Officer and Treasurer